UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________
FORM 8-K
______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 22, 2023
______________________________________
Fisker Inc.
(Exact name of registrant as specified in its charter)
______________________________________

Delaware	001-38625	82-3100340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1888 Rosecrans Avenue
Manhattan Beach, California 90266
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (833) 434-7537
N/A
(Former name or former address, if changed since last report.)
______________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value of $0.00001 per share	FSR	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 19, 2023, John C. Finnucan IV, the chief accounting officer of Fisker Inc. (the “Company”), provided notice of his intent to resign from the Company to become the chief financial officer of a private company that is focused on refueling solutions. Mr. Finnucan’s departure is not related to the operations, policies, or practices of the Company, or any issues regarding accounting policies or practices.

The Company has commenced searching for candidates to replace Mr. Finnucan. To help facilitate an orderly transition to the next chief accounting officer of the Company, Mr. Finnucan will remain an employee of the Company through at least October 27, 2023.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 30, 2023, the Company held a Special Meeting of Stockholders (the “Special Meeting”). At the Special Meeting, stockholders approved an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to increase the total number of shares of Class A Common Stock that the Company will have authority to issue from 750,000,000 shares to 1,250,000,000 shares. The Company filed a Certificate of Amendment to its Second Amended and Restated Certificate of Incorporation (the “Charter Amendment”) with the Secretary of State of the State of Delaware on September 22, 2023 to reflect this amendment, which became effective immediately upon filing. The foregoing description of the Charter Amendment is qualified in its entirety by reference to the full text of the Charter Amendment, which is filed herewith as Exhibit 3.1 and incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
(d)    List of Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of Fisker Inc., dated September 22, 2023

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 22, 2023	FISKER INC.

	By:	/s/ Geeta Gupta-Fisker
Dr. Geeta Gupta-Fisker Chief Financial Officer and Chief Operating Officer
3